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                                                                   EXHIBIT 23.1



             [BROUSSARD, POCHE, LEWIS & BREAUX, L.L.P. LETTERHEAD]


                         CONSENT OF INDEPENDENT AUDITORS


As Independent Auditors, we hereby consent to the incorporation by reference in this Form 10-K of American Bancorp, Inc. for the years ended December 31, 1999, 1998 and 1997, of our report dated January 28, 2000, which appears on Pages 28 through 56 of the annual report to shareholders.



                                  /s/ BROUSSARD, POCHE, LEWIS & BREAUX, L.L.P.

Lafayette, Louisiana
January 28, 2000